SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        June 16, 2006
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          DELAWARE                       0-12182              95-3647070
 _____________________________         ____________         _____________
State or Other Jurisdiction of         Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                    Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     ELECTION OF DIRECTOR

     On June 16, 2006, Thomas E. Pardun was elected to the Registrant's Board of Directors, increasing the number of directors to seven. He was not elected pursuant to any arrangement or understanding between him and any other persons. Mr. Pardun has not yet been appointed to serve on any Board committees.

     Prior to Mr. Pardun's election as a director, and in accordance with
Article VI of the Registrant's Certificate of Incorporation, the size of the Registrant's Board of Directors was fixed at seven directors by a Board resolution adopted on June 16, 2006.


Item 9.01.  Financial Statements and Exhibits

   (d)  Exhibits

        99.1 Press release of the Registrant dated June 19, 2006 announcing the election of Thomas E. Pardun to the Registrant's Board of Directors.




                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     June 21, 2006	           By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)